                 AmeriCredit Automobile Receivables Trust 1998-C
                      Class A-1 5.638% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:         12/01/98
Monthly Period Ending:            12/31/98

I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                           Class A-1          Class A-2     Class A-3     Class A-4       TOTAL
                                                           ---------          ---------     ---------     ---------       -----
       A. Preliminary End of period Note Balance          $58,825,429       $190,000,000  $107,000,000   $158,000,000  $513,825,429
                                                       ----------------------------------------------------------------------------

       B. Deficiency Claim Amount                                   0                  0             0              0             0

       C. End of period Note Balance                      $58,825,429       $190,000,000  $107,000,000   $158,000,000  $513,825,429
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

       D. Note Pool Factors                                 49.021191%        100.000000%   100.000000%    100.000000%    89.360944%
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------


II.    RECONCILIATION OF SPREAD ACCOUNT:

       A. Preliminary End of period Spread Account balance                                                              $17,249,993
                                                                                                                     --------------

       B. Priority First - Deficiency Claim Amount from preliminary certificate                                                   0
                                                                                                                     --------------

       C. End of period Spread Account balance                                                                          $17,249,993
                                                                                                                     --------------

X.     PERFORMANCE TESTS:

       A. Delinquency Ratio
          (1) Receivables with Scheduled Payment
               delinquent more than 60 days
               at end of period                                                                         $12,509,235
                                                                                                    ---------------
          (2) Purchased Receivables with Scheduled Payment
               delinquent more than 60 days at end of period
                                                                                                    ---------------
          (3) Beginning of period Principal Balance                                                     541,831,146
                                                                                                    ---------------
          (4) Delinquency Ratio (1)+(2) divided by (3)                                                                        2.31%
                                                                                                                     --------------
          (5) Previous Monthly Period Delinquency Ratio                                                                       1.83%
                                                                                                                     --------------
          (6) Second previous Monthly Period Delinquency Ratio                                                                1.05%
                                                                                                                     --------------
          (7) Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                                                   1.73%
                                                                                                                     --------------
          (8) Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 5.00%)                                                                yes
                                                                                                                     --------------


                                       1

       B. Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                                 $  5,286,955
                                                                                                    ---------------
          (2)  Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                                  14,007,152
                                                                                                    ---------------
          (3)  Original Pool Balance                                                                    574,999,773
                                                                                                    ---------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                     2.44%
                                                                                                                     --------------
          (5)  Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 8.74%.)                                                                   yes
                                                                                                                     --------------


       C. Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                               $  2,436,443
                                                                                                    ---------------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period
                                                                                                    ---------------
          (3)  Cram Down Losses occurring during period
                                                                                                    ---------------
          (4)  Liquidation Proceeds collected during period                                                (865,753)
                                                                                                    ---------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                   1,570,690
                                                                                                    ---------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                1,725,215
                                                                                                    ---------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                                        3,576,440
                                                                                                    ---------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date       575,000,000
                                                                                                    ---------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                                1.20%
                                                                                                                     --------------
          (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 5.00%.)                                                                  yes
                                                                                                                     --------------


       D. Extension Rate
          (1)  Principal Balance of Receivables extended during current period                            3,494,771
                                                                                                    ---------------
          (2)  Beginning of Period Aggregate Principal Balance                                          541,831,146
                                                                                                    ---------------
          (3)  Extension Rate (1) divided by (2)                                                                              0.64%
                                                                                                                     --------------
          (4)  Previous Monthly Extension Rate                                                                                0.33%
                                                                                                                     --------------
          (5)  Second previous Monthly Extension Rate                                                                         0.13%
                                                                                                                     --------------
          (6)  Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                                  0.37%
                                                                                                                     --------------
          (7)  Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                                    yes
                                                                                                                     --------------

XI.    DELINQUENCY:

       A. Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                            #         2,664    $34,140,329           6.30%
                                                                                      ---------------------------------------------
          (2)  61-90 days                                                                        699      8,909,717           1.64%
                                                                                      ---------------------------------------------
          (3)  over 90 days                                                                      288      3,599,518           0.66%
                                                                                      ---------------------------------------------

          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                                  3,651    $46,649,564           8.61%
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------


By:     ______________________________________
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   January 4, 1999

                AmeriCredit Automobile Receivables Trust 1998-C
                      Class A-1 5.638% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:          12/01/98
Monthly Period Ending:             12/31/98

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A. Beginning of period Aggregate Principal Balance                                                               $541,831,146
                                                                                                                     --------------

      B. Purchase of Subsequent Receivables                                                                                       0
                                                                                                                     --------------

      C. Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
               at end of period                                                                          13,235,587
                                                                                                     --------------
         (2)  Collections on Receivables paid off
               during period                                                                              3,243,493
                                                                                                     --------------
         (3)  Receivables becoming Liquidated Receivables
               during period                                                                              2,436,443
                                                                                                     --------------
         (4)  Receivables becoming Purchased Receivables
               during period
                                                                                                     --------------
         (5)  Cram Down Losses occurring during period
                                                                                                     --------------
         (6)  Other Receivables adjustments                                                                  22,977
                                                                                                     --------------
         (7)  Less amounts allocable to Interest                                                         (7,966,199)
                                                                                                     --------------

         Total Monthly Principal Amounts                                                                                 10,972,301
                                                                                                                     --------------

      D. End of period Aggregate Principal Balance                                                                     $530,858,845
                                                                                                                     --------------
                                                                                                                     --------------

      E. Pool Factor                                                                                                     92.323314%
                                                                                                                     --------------
                                                                                                                     --------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                           Class A-1          Class A-2      Class A-3     Class A-4       TOTAL
                                                           ---------          ---------      ---------     ---------       -----

      A. Beginning of period Note Balance                 $72,569,261       $190,000,000   $107,000,000  $158,000,000  $527,569,261
                                                       ----------------------------------------------------------------------------

      B. Noteholders' Principal Distributable Amount       10,972,301                  0              0             0    10,972,301
      C. Noteholders' Accelerated Principal Amount          2,716,749                  0              0             0     2,716,749
      D. Accelerated Payment Amount Shortfall                  54,782                  0              0             0        54,782
      E. Note Prepayment Amount                                     0                  0              0             0             0
      F. Deficiency Claim Amount                                    0                  0              0             0             0
                                                       ----------------------------------------------------------------------------


      G. End of period Note Balance                       $58,825,429       $190,000,000   $107,000,000  $158,000,000  $513,825,429
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

      H. Note Pool Factors                                 49.021191%        100.000000%    100.000000%   100.000000%    89.360944%
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------


                                       1

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A. Beginning of period Pre-Funding Account balance                                                                $         0
                                                                                                                     --------------
      B. Purchase of Subsequent Receivables                                                                       0
                                                                                                     --------------
      C. Investment Earnings                                                                                      0
                                                                                                     --------------
      D. Investment Earnings Transfer to Collections Account                                                      0
                                                                                                     --------------
      E. Payment of Mandatory Prepayment Amount
                                                                                                     --------------
                                                                                                                                  0
                                                                                                                     --------------
      F. End of period Pre-Funding Account balance                                                                      $         0
                                                                                                                     --------------
                                                                                                                     --------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A. Total Monthly Principal Amounts                                                                                $10,972,301
                                                                                                                     --------------
      B. Required Pro-forma Security Balance                                                            477,772,961
                                                                                                     --------------
      C. Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)          516,596,960
                                                                                                     --------------
      D. Step-down Amount (B. - C.)                                                                                               0
                                                                                                                     --------------
      E. Principal Distributable Amount (A.- D.)                                                                        $10,972,301
                                                                                                                     --------------
                                                                                                                     --------------


V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A. Beginning of period Capitalized Interest Account balance                                                       $         0
                                                                                                                     --------------
      B. Monthly Capitalized Interest Amount                                                                      0
                                                                                                     --------------
      C. Investment Earnings                                                                                      0
                                                                                                     --------------
      D. Investment Earnings Transfer to Collections Account                                                      0
                                                                                                     --------------
      E. Payment of Overfunded Capitalized Interest Amount                                                        0
                                                                                                     --------------
      F. Payment of Remaining Capitalized Interest Account                                                        0
                                                                                                     --------------
                                                                                                                                  0
                                                                                                                     --------------
      G. End of period Capitalized Interest Account balance                                                             $         0
                                                                                                                     --------------
                                                                                                                     --------------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A. Available Funds:

         (1)  Collections on Receivables during period
               (net of Liquidation Proceeds)                                                            $16,479,080
                                                                                                     --------------
         (2)  Liquidation Proceeds collected
               during period                                                                                865,753
                                                                                                     --------------
         (3)  Purchase Amounts deposited in Collection
               Account
                                                                                                     --------------
         (4)  (a) Investment Earnings - Collection Account                                                   37,825
                                                                                                     --------------
              (b) Investment Earnings - Transfer From Prefunding Account                                          0
                                                                                                     --------------
              (c) Investment Earnings - Transfer From Capitalized Interest Account                                0
                                                                                                     --------------
         (5)  Collection of Supplemental Servicing Fees
              (a) Extension Fees                                                                             24,111
                                                                                                     --------------
              (b) Repo and Recovery Fees Advanced                                                            71,308
                                                                                                     --------------
              (c) Other Fees                                                                                 63,352
                                                                                                     --------------
         (6)  Monthly Capitalized Interest Amount                                                                 0
                                                                                                     --------------
         (7)  Mandatory Prepayment Amount
                                                                                                     --------------

         Total Available Funds                                                                                           17,541,429
                                                                                                                     --------------

      B. Distributions:

         (1)  Base Servicing Fee and Supplemental Servicing Fees
              (a) Base Servicing Fee                                                                      1,015,933
                                                                                                     --------------
              (b) Repo and Recovery Fees                                                                     71,308
                                                                                                     --------------
              (c) Bank Service Charges                                                                       13,118
                                                                                                     --------------
              (d) Other Fees                                                                                 63,352
                                                                                                     --------------
         (2)  Agent fees                                                                                        417
                                                                                                     --------------
         (3)  Refunds of Overpayments paid by AFS                                                            19,309
                                                                                                     --------------
         (4)  Noteholders' Interest Distributable Amount
              (a) Class A - 1                                                                               340,955
                                                                                                     --------------
              (b) Class A - 2                                                                               893,298
                                                                                                     --------------
              (c) Class A - 3                                                                               505,743
                                                                                                     --------------
              (d) Class A - 4                                                                               756,014
                                                                                                     --------------

         (5)  Noteholders' Principal Distributable Amount
              (a) Class A - 1                                                                            10,972,301
                                                                                                     --------------
              (b) Class A - 2                                                                                     0
                                                                                                     --------------
              (c) Class A - 3                                                                                     0
                                                                                                     --------------
              (d) Class A - 4                                                                                     0
                                                                                                     --------------

         (6)  Security Insurer Premiums                                                                     172,932
                                                                                                     --------------

         Total distributions                                                                                             14,824,680
                                                                                                                     --------------

      C. Excess Available Funds (or Deficiency Claim Amount)                                                              2,716,749
                                                                                                                     --------------

      D. Noteholders' Accelerated Principal Amount                                                                       (2,716,749)
                                                                                                                     --------------

      E. Deposit to Spread Account                                                                                      $         0
                                                                                                                     --------------
                                                                                                                     --------------

                                       2

VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A. Excess Available Funds (VI.C.)                                                                $  2,716,749
                                                                                                     --------------
      B. Pro Forma Security Balance (II.A.-II.B.)                                                       516,596,960
                                                                                                     --------------
      C. Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                       477,772,961
                                                                                                     --------------
      D. Excess of Pro Forma Balance over Required Balance (B. - C.)                                     38,823,999
                                                                                                     --------------
      E. End of Period Class A-1 Note Balance (before accel. payments)                                   61,596,960
                                                                                                     --------------
      F. Greater of D. or E.                                                                             61,596,960
                                                                                                     --------------
      G. Accelerated Principal Amount (lesser of  A. or F.)                                                              $2,716,749
                                                                                                                     --------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A. Pro Forma Security Balance                                                                    $516,596,960
                                                                                                     --------------
      B. Required Pro Forma Security Balance                                                            477,772,961
                                                                                                     --------------
      C. Excess of Pro Forma Balance over Required Balance (A. - B.)                                     38,823,999
                                                                                                     --------------
      D. End of Period Class A-1 Note Balance (before accel. payments)                                   61,596,960
                                                                                                     --------------
      E. Greater of C. or D.                                                                             61,596,960
                                                                                                     --------------
      F. Excess Available Funds (VI.C.)                                                                   2,716,749
                                                                                                     --------------
      G. Investment Earnings on Collection Account                                                           37,825
                                                                                                     --------------
      H. Accelerated Payment Amount Shortfall (E.- F.+G.)                                                               $58,918,036
                                                                                                                     --------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A. Beginning of period Spread Account balance                                                                     $17,249,993
                                                                                                                     --------------

      B. Additions to Spread Account
         (1)  Deposits from Collections Account (VI. E.)                                                          0
                                                                                                     --------------
         (2)  Investment Earnings                                                                            54,782
                                                                                                     --------------
         (3)  Deposits Related to Subsequent Receivables Purchases                                                0
                                                                                                     --------------

         Total Additions                                                                                                     54,782
                                                                                                                     --------------

      C. Spread Account balance available for  withdrawals                                                               17,304,775
                                                                                                                     --------------

      D. Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                            $ 14,999,991
                                                                                                     --------------
         (2)  Subsequent Spread Account Deposits                                                          2,250,002
                                                                                                     --------------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                 17,249,993
                                                                                                     --------------
         (4)  $100,000                                                                                      100,000
                                                                                                     --------------
         (5)  1 1/2% of Original Pool Balance (total deliveries)                                       $  8,624,997
                                                                                                     --------------
         (6)  End of period Note Balance (before accel. principal shortfall calc)                       513,880,211
                                                                                                     --------------
         (7)  Lesser of (5) or (6)                                                                        8,624,997
                                                                                                     --------------
         (8)  Floor Amount Greater of (4) or (7)                                                          8,624,997
                                                                                                     --------------
         (9)  Aggregate Principal Balance                                                               530,858,845
                                                                                                     --------------
         (10) End of period Note Balance (before accel. principal shortfall calc)                       513,880,211
                                                                                                     --------------
         (11) Line (9) less line (10)                                                                    16,978,634
                                                                                                     --------------
         (12) OC level (11)/(9)                                                                               3.20%
                                                                                                     --------------
         (13) 13% less OC level, if OC level is greater than 10%                                                n/a
                                                                                                     --------------
         (14) If OC level is equal to or greater than 10%, Percent in (13) x End of Period
               Aggregate Principal Balance                                                                      n/a
                                                                                                     --------------
         (15) If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)               17,249,993
                                                                                                     --------------
         (16) 15% of end of period Aggregate Principal Balance if Trigger Date                                  n/a
                                                                                                     --------------

         Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as applicable)                         17,249,993
                                                                                                                     --------------

      E. Withdrawals from Spread Account
         (1)  Priority First - Deficiency Claim Amount
                                                                                                     --------------
         (2)  Priority Second through Third
                                                                                                     --------------
         (3)  Priority Fourth - Accelerated Payment Amount Shortfall                     58,918,036
                                                                                    ---------------
               Accelerated Payment Amount Shortfall in Excess of Requisite Amount                            54,782
                                                                                                     --------------
         (4)  Priority Fifth through Sixth
                                                                                                     --------------
         (5)  Priority Seventh - to Servicer
                                                                                                     --------------

         Total withdrawals                                                                                                   54,782
                                                                                                                     --------------


      F. End of period Spread Account balance                                                                           $17,249,993
                                                                                                                     --------------

                                       3

X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A. Beginning of period number of Receivables                                                                           43,000
                                                                                                                     --------------

      B. Number of Subsequent Receivables Purchased                                                                               0
                                                                                                                     --------------

      C. Number of Receivables becoming Liquidated
          Receivables during period                                                                                             151
                                                                                                                     --------------

      D. Number of Receivables becoming Purchased
          Receivables during period
                                                                                                                     --------------

      E. Number of Receivables paid off during period                                                                           285
                                                                                                                     --------------

      F. End of period number of Receivables                                                                                 42,564
                                                                                                                     --------------
                                                                                                                     --------------


XI.   STATISTICAL DATA:

      A. Weighted Average APR of the Receivables                                                                             18.39%
                                                                                                                     --------------

      B. Weighted Average Remaining Term of the Receivables                                                                   51.55
                                                                                                                     --------------

      C. Average Receivable Balance                                                                                      $   12,472
                                                                                                                     --------------

      D. Aggregate Realized Losses                                                                                       $3,295,905
                                                                                                                     --------------


By:     ______________________________________
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   January 4, 1999





                                       4